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                                                                Exhibit 21

                                 SUBSIDIARIES

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
 1.      SFX Broadcasting of the Southwest, Inc., a Delaware corporation
 2.      SFX Broadcasting of Texas, Inc., a Delaware corporation
 3.      SFX Broadcasting of Texas (KRLD) Inc., a Delaware corporation
 4.      SFX Broadcasting of Texas (KRLD) Licensee, Inc., a Delaware corporation
 5.      SFX Broadcasting of Texas (TSN), Inc., a Delaware corporation
 6.      SFX Broadcasting of Texas (TSN) Licensee, Inc., a Delaware corporation
 7.      KODA-FM Licensee, Inc., a Delaware corporation
 8.      KJQY-FM Licensee, Inc., a Delaware corporation
 9.      SFX Broadcasting of Texas (KTCK), Inc., a Delaware corporation
10.      SFX Broadcasting of Texas (KTCK) Licensee, Inc., a Delaware corporation
11.      SFX Broadcasting of the Southeast, Inc., a Delaware corporation
12.      SFX Broadcasting of South Carolina (WMYI), Inc., a Delaware corporation
13.      SFX Broadcasting of South Carolina (WMYI) Licensee, Inc., a Delaware corporation
14.      SFX Broadcasting of Mississippi, Inc., a Delaware corporation
15.      SFX Broadcasting of Mississippi Licensee, Inc., a Delaware corporation
16.      SFX Broadcasting of South Carolina (WSSL), Inc., a Delaware corporation
17.      SFX Broadcasting of South Carolina (WSSL) Licensee, Inc., a Delaware corporation
18.      SFX Broadcasting of Tennessee, Inc., a Delaware corporation
19.      SFX Broadcasting of Tennessee Licensee, Inc., a Delaware corporation
20.      SFX Broadcasting of Jackson, Inc., a Delaware corporation
21.      SFX Broadcasting of Jackson Licensee, Inc., a Delaware corporation
22.      SFX Broadcasting of North Carolina, Inc., a Delaware corporation
23.      SFX Broadcasting of North Carolina Licensee, Inc., a Delaware corporation
24.      SFX Broadcasting of San Diego, Inc., a Delaware corporation
25.      Parker Broadcasting Company, a California corporation
26.      SFX Broadcasting of San Diego Licensee, Inc., a Delaware corporation
27.      SFX Acquisition Corporation, a Delaware corporation
28.      SFX Merger Company, a Delaware corporation
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